UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2025

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Ave., Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On November 3, 2025, Tharimmune, Inc. (the “Company”) entered into securities purchase agreements (the “Cash Securities Purchase Agreements”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering (the “Cash Offering”) an aggregate offering of either shares (the “Cash Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at an offering price of $3.075 per Cash Share (the “Per Share Cash Purchase Price”); and/or pre-funded warrants (the “Cash Pre-Funded Warrants”) to purchase shares of the Common Stock (the “Cash Pre-Funded Warrant Shares” and together with Cash Pre-Funded Warrants, the “Cash Securities”) at an offering price of the Per Share Cash Purchase Price less $0.0001 per Cash Pre-Funded Warrant. In the Cash Offering, the Cash Purchasers will tender U.S. dollars to the Company as consideration for the Cash Shares and Cash Pre-Funded Warrants.

Each of the Cash Pre-Funded Warrants is exercisable for one share of Common Stock at the remaining exercise price of $0.0001 per Cash Pre-Funded Warrant Share, immediately exercisable by the registered holder, and may be exercised at any time following registration until all of the Cash Pre-Funded Warrants issued in the Cash Offering are exercised in full. Each Purchaser’s ability to exercise its Cash Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein.

Additionally, on November 3, 2025, the Company entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements,” and together with the Cash Securities Purchase Agreements, the “Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers,” and together with the Cash Purchasers, the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement (the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offerings”) (i) pre-funded warrants (“Cryptocurrency Pre-Funded Warrants” and, together with the Cash Pre-Funded Warrants, the “Pre-Funded Warrants”) to purchase shares of Common Stock (“Cryptocurrency Pre-Funded Warrant Shares” and, together with the Cash Pre-Funded Warrant Shares, the “Pre-Funded Warrant Shares”) at an offering price of $3.075 less $0.0001. In the Cryptocurrency Offering, the Cryptocurrency Purchasers will tender Canton Coin (“CC”) to the Company as consideration for the Cryptocurrency Pre-Funded Warrants.

The exercise of the Cryptocurrency Pre-Funded Warrants into Cryptocurrency Pre-Funded Warrant Shares is subject to shareholder approval (“Shareholder Approval”) and such warrants will not be exercisable for Common Stock until such Shareholder Approval is received. The Company will hold a special meeting of shareholders to obtain Shareholder Approval at the earliest practicable date after the date hereof for the purpose of obtaining Shareholder Approval (such meeting, the “Shareholder Approval Meeting”), with the recommendation of the Company’s Board of Directors that such proposal be approved If Shareholder Approval is not obtained at the Shareholder Approval Meeting, the Company shall cause an additional shareholder meeting to be held within ninety (90) days of the date of such Shareholders Approval Meeting (the “Extended Shareholder Approval Period”). If Shareholder Approval is not obtained within the Extended Shareholder Approval Period, then the Company will be required to convene additional shareholder meetings every ninety (90) days thereafter until Shareholder Approval is obtained.

Each of the Cryptocurrency Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Cryptocurrency Pre-Funded Warrant Share, immediately exercisable following Shareholder Approval (the “Effective Date”), and may be exercised at any time on or after the Effective Date until all of the Cryptocurrency Pre-Funded Warrants issued in the Offerings are exercised in full. Each Cryptocurrency Purchaser’s ability to exercise its Cryptocurrency Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. If Shareholder Approval is not obtained by May 13, 2026, the Company will, subject to applicable law, promptly return to the Cryptocurrency Purchaser the CCs originally contributed in exchange for the Pre-Funded Warrants, the Pre-Funded Warrants will terminate and become void, and if applicable law prevents full transfer the Company will transfer the maximum permitted amount and the remainder after it may lawfully do so under applicable law.

The Common Stock, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The closing of the Offerings is expected to occur on or about November 6, 2025, subject to the satisfaction of customary closing conditions. The following amounts from the proceeds of the Offerings will be allocated for use of the Company’s continued historical business operations, including existing management’s compensation: (i) all cash of the Company from immediately preceding the closing up to $6 million and (ii) $6 million from the proceeds of closing. The balance of the offering proceeds will be used to pay transaction expenses and to acquire CC and implement and execute a CC treasury strategy.

The Securities Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Additionally, pursuant to the Purchase Agreements, the Company agreed to use commercially reasonable efforts to file a registration statement with the U.S. Securities and Exchange Commission, within 30 days of the closing of the Offering registering the resale of the Common Stock sold in the Offering, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares, and certain securities to be issued to the Company’s strategic advisor and Placement Agent (as defined below).

Each of the Crypto Currency Purchasers have agreed to not sell, transfer, pledge, hedge, or otherwise dispose of any Crypto Currency Prefunded Warrants until Shareholder Approval has been obtained, and each of the Cash Purchasers and Crypto Purchasers have agreed to not to sell, transfer, pledge, hedge, or otherwise dispose of any applicable Common Stock and Prefunded Shares until the resale registration statement is declared effective (the “Registration Date”); provided that, in each case, such restrictions shall automatically terminate (i) with respect to one-third of the of the Common Stock and the shares of the Pre-Funded Warrants purchased in the Offerings (the “Acquired Securities”) upon the Registration Date; (ii) with respect to an additional one-third upon the 90th day following the Registration Date; and (iii) with respect to the remaining Acquired Securities upon the 180th day following the Registration Date.

In connection with the transaction, Clear Street LLC acted as placement agent (the “Placement Agent”) for the offer and sale of the Securities.

Strategic Advisor Agreement

Contemporaneously with the sale of the Securities under the Subscription Agreement, the Company will issue to certain strategic advisors (the “Strategic Advisors”, and the Strategic Advisor that is party to the Strategic Advisor Agreement (as defined below) the “Lead Strategic Advisor”) warrants to purchase shares of Common Stock (the “Strategic Advisor Warrants”) equal to 5.00% of the aggregate number of shares of Common Stock of the Company on a fully diluted basis (including all outstanding shares of Common Stock, and shares of Common Stock issuable pursuant to outstanding options, warrants and other convertible securities) sold in such offering at an exercise price of $0.001, pursuant to a Strategic Advisor Agreement between the Company and the Lead Strategic Advisor, and the shares of Common Stock issuable upon exercise of the Strategic Advisor Warrants are referred to therein as the “Strategic Advisor Warrant Shares”. The Strategic Advisor Warrants are subject to vesting, and will first become vested and exercisable on the later of (i) the effectiveness of a registration statement registering the issuance of the Strategic Advisor Warrant Shares or (ii) the effective date of the Shareholder Approval. The Strategic Advisor Warrants are not transferable. Each Strategic Advisor agrees not to sell, transfer, pledge, hedge, or otherwise dispose of any Common Stock issued upon the exercise of the Strategic Advisory Warrants for a period of one hundred eighty (180) days after the closing date of the Offerings, except that the Strategic Advisors may each transfer such Common Stock without regard to such lock-up period (i) to its respective affiliates that agree in writing to be bound by the remainder of such lock-up period, or (ii) with the Company’s prior written consent.

The Strategic Advisory Warrants are being offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock, the Strategic Advisory Warrants have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Risk Factors

In relation to the Company’s implementation of a CC treasury strategy, certain factors may have a material adverse effect on the business, financial condition and results of operations of the Company and your proposed investment in the Company. The risks and uncertainties described below are not the only ones that the Company faces. Additional risks that the Company are unaware of, or that the Company currently believes are not material, may also become important factors that materially adversely affect the Company. If any of the risk factors discussed in the Company’s SEC filings (the “SEC Documents”) or any of the following risks actually occur, the business, financial condition, results of operation, and future prospects of the Company could be adversely affected, the trading price of the Common Stock could decline, and you could lose all or part of your investment.

Risks Related to the Company’s Business and CC Strategy and Holdings

● The Company’s financial results and the market price of the Common Stock may be affected by the prices of CC.

● Investing in CC will expose the Company to certain risks associated with CC, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network.

● Company will have broad discretion in how it executes its CC strategy, including the timing of purchases and sale of CC and CC-related products. The Company may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline.

● A significant decrease in the market value of the Company’s CC holdings could adversely affect its ability to satisfy its financial obligations under debt financings.

● Unrealized fair value gains on its CC holdings could cause the Company to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.

● Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company’s business. CC and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.

● While the Company intends the transactions contemplated by this Subscription Agreement, together with the Other Subscription Agreements, to qualify as a tax-deferred exchange pursuant to Section 351 of the Code (the “Intended Tax Treatment”), because of the lack of authority from the Internal Revenue Service related to the treatment of CC and other cryptocurrencies for U.S. federal income tax purposes and because qualification as a Section 351 transaction requires satisfying various conditions, including the “control” test, which will depend on specific facts and circumstances of the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements and could be affected by events or actions that occur after completion of such transactions, no assurances can be provided that the transactions contemplated by this Subscription Agreement, together with the other Subscription Agreements, qualify for the Intended Tax Treatment.

● CC is a highly volatile asset, and fluctuations in the price of CC are likely to influence the Company’s financial results and the market price of the Common Stock.

● CC and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.

● The availability of spot exchange-traded products for other digital assets may adversely affect the market price of its listed securities.

● The Company’s CC strategy will subject it to enhanced regulatory oversight.

● CC trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes.

● The concentration of CC holdings may enhance the risks inherent in the Company’s CC strategy.

● The Company’s CC holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.

● If the Company or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its CC assets, the Company may lose some or all of its CC assets and its financial condition and results of operations could be materially adversely affected.

● The Company will face risks relating to the custody of its CC, including the loss or destruction of private keys required to access its CC and cyberattacks or other data loss relating to its CC.

● Regulatory changes reclassifying CC as a security could lead to the Company’s classification as an “investment company” under the ICA and could adversely affect the market price of CC and the market price of the Company’s listed securities and could require the Company to sell a substantial majority of its CC, which could further affect the market price of CC.

● The Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.

● The Company’s CC strategy exposes it to risk of non-performance by counterparties.

Risks Related to the Transaction

● The Company intends to use the net proceeds from this offering to purchase CC, the price of which has been, and will likely continue to be, highly volatile.

● The Company will have broad discretion in the use of the net proceeds from this offering and investors will not have the opportunity as of this process to assess whether the net proceeds are being used in a manner of which you approve. The Company intends to use a portion of the proceeds from this offering for transaction costs and for the implementation of the CC tokens treasury operation and ongoing advisory services for the treasury operation.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Advisor Warrants, and the Advisor Warrant Shares is incorporated herein by reference.

Item 8.01. Other Events.

On November 3, 2025, the Company issued a press release announcing the Offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THARIMMUNE, INC.

Date: November 3, 2025	By:	/s/ Sireesh Appajosyula
Sireesh Appajosyula
Chief Executive Officer